UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023 (February 1, 2023)

PROVIDENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31566	42-1547151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

239 Washington Street
Jersey City, New Jersey 07302
(Address of principal executive offices) (Zip Code)

(732) 590-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 1, 2023, Provident Financial Services, Inc. (“Provident”) held a special meeting of stockholders (the “Special Meeting”) virtually via the internet, pursuant to notice duly given, in connection with the proposed combination of Provident and Lakeland Bancorp, Inc. (“Lakeland”). At the Special Meeting, Provident’s stockholders considered two matters related to the proposed combination, each of which is described more fully in the joint proxy statement/prospectus of Provident and Lakeland, dated as of December 21, 2022 (the “Joint Proxy Statement/Prospectus”), as supplemented by the Current Report on Form 8-K filed by Provident with the Securities and Exchange Commission on January 25, 2023.

At the close of business on December 16, 2022, the record date for the determination of stockholders entitled to vote at the Special Meeting, there were 75,274,674 shares of Provident’s common stock, each share being entitled to vote, constituting all of the outstanding voting securities of Provident. A total of 58,529,942 shares of Provident’s common stock were represented in person or by proxy at the Special Meeting, constituting a quorum.

The matters considered and voted on by Provident’s stockholders at the Special Meeting, and the vote itself, were as follows:

1.

A proposal to approve the issuance of Provident common stock to holders of Lakeland common stock pursuant to the Agreement and Plan of Merger, dated as of September 26, 2022 (as it may be amended from time to time), by and among Provident, NL 239 Corp. and Lakeland:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,192,451	1,072,579	264,912	—

2.

A proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the share issuance proposal, or to ensure that any supplement or amendment to the Joint Proxy Statement/Prospectus is timely provided to Provident’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,459,127	5,749,492	321,323	—

No adjournment of the Special Meeting was determined to be necessary or appropriate and, accordingly, the meeting was not adjourned and proceeded to conclusion.

Item 8.01.	Other Events.

On February 1, 2023, Provident and Lakeland issued a joint press release announcing the results of the Special Meeting and the results of the special meeting of Lakeland’s shareholders held on February 1, 2023. A copy of the joint press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Joint Press Release, dated February 1, 2023

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2023	PROVIDENT FINANCIAL SERVICES, INC.

By: /s/ John Kuntz
John Kuntz Senior Executive Vice President, General Counsel and Corporate Secretary